PBHG INSURANCE SERIES FUND, INC.

                            PBHG SELECT 20 PORTFOLIO

                          PROSPECTUS DATED MAY 1, 1998


PBHG Insurance Series Fund, Inc. (the "Company") is an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Company currently has authorized seven series, one of which is offered by this Prospectus: the PBHG Select 20 Portfolio (the "Select 20 Portfolio", or the "Portfolio").

This Prospectus sets forth concisely the information about the Company that a prospective investor should know before investing. The Company's shares are offered only to insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus. Additional information about the Company and the Portfolio is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Company at 1-800-347-9256. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Company and other registrants that file electronically with the SEC. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Company in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

INVESTMENTS IN THE COMPANY ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE COMPANY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE COMPANY IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE COMPANY ARE AVAILABLE AND ARE BEING OFFERED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.

                                TABLE OF CONTENTS


SUMMARY  ...................................................................  3

EXPENSE SUMMARY.............................................................  5

FINANCIAL HIGHLIGHTS........................................................  7

INVESTMENT OBJECTIVES AND POLICIES..........................................  8

GENERAL INVESTMENT POLICIES AND STRATEGIES..................................  8

RISK FACTORS................................................................  9

INVESTMENT LIMITATIONS...................................................... 10

PURCHASES AND REDEMPTIONS................................................... 11

NET ASSET VALUE............................................................. 11

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS..................................... 12

PERFORMANCE ADVERTISING..................................................... 12

GENERAL INFORMATION......................................................... 14

GLOSSARY OF PERMITTED INVESTMENTS........................................... 18

                                     SUMMARY

The Company

The Company is an open-end management investment company which currently offers shares of seven series. This Prospectus offers shares of one of the series: the PBHG Select 20 Portfolio (the "Portfolio"). The Portfolio has distinct investment objectives and policies. See "Investment Objectives and Policies." Additional portfolios may be added to the Company in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

This summary, which provides basic information about the Portfolio and the Company, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO? The Portfolio seeks long-term capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective. The Portfolio will invest primarily in a variety of equity securities in accordance with its particular investment program and policies. The Portfolio invests primarily in equity securities of a limited number of larger capitalization companies (no more than 20 issuers) that are perceived by the Adviser to have a strong potential for capital appreciation.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The
Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate. Because the Portfolio invests in equity securities of a relatively small number of companies, the impact of a change in value of a stock holding may be magnified. The Portfolio may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. The Portfolio also may enter into futures contracts, which are subject to special risks. When futures contracts are being used for hedging purposes, such risks include the potential of imperfect correlation between the change in the value of a futures contract purchased or sold and the market value of the securities held by the Portfolio; the possible failure to correctly predict movements in the direction of the market; and the risk that the Portfolio may not be able to close out a particular futures contract because of a lack of a liquid secondary market in such futures contract. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract. See "Investment Objectives and Policies," "Risk Factors" and "Glossary of Permitted Investments" in the Prospectus and see "Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information.

WHO IS THE ADVISER? Pilgrim Baxter & Associates, Ltd. serves as the investment adviser to the Portfolio. See "Expense Summary," and "The Adviser."

WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services, a wholly-owned subsidiary of the Adviser, serves as the Administrator of the Company and SEI Fund Resources, an affiliate of the Company's distributor, serves as Sub-Administrator of the Company.
See "The Administrator and Sub-Administrator."

WHO ARE THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Company. PBHG Fund Services serves as shareholder servicing agent of the Company. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, provides services to the Company pursuant to a sub-shareholder servicing agreement between PBHG Fund Services and UAM SSC. See "The Transfer Agent and Shareholder Servicing Agents."

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. provides the Company with distribution services. See "The Distributor."

HOW ARE SHARES PURCHASED AND REDEEMED? Individual investors may not purchase or redeem shares of the Portfolio directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. See "Purchases and Redemptions."

                                 EXPENSE SUMMARY

The purpose of this section is to provide you with information about the expenses of the Portfolio.


SHAREHOLDER TRANSACTION EXPENSES


                                                            Select 20 Portfolio
                                                            -------------------

Sales Load Imposed on Purchases                             None

Sales Load Imposed on Reinvested Dividends                  None

Deferred Sales Load                                         None

Redemption Fees                                             None

Exchange Fees                                               None


ANNUAL OPERATING EXPENSES
(as a percentage of average net assets
after applicable expense reimbursements or fee waivers)

                                                             Select 20 Portfolio
                                                             -------------------

Advisory Fees (after fee waiver)                             .00%

12b-1 Fees                                                   None

Other Expenses (after expense reimbursement)                 1.20%

Total Operating Expenses (after fee waiver/expense           1.20%
reimbursement)



The Adviser has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolio to not more than 1.20% of the average daily net assets of the Portfolio through December 31, 1998. Total Operating Expenses include, but are not limited to, expenses such as investment advisory fees, custodian fees, transfer agent fees, audit fees and legal fees. Such waiver of Advisory Fees and possible assumption of Other Expenses by the Adviser is subject to a possible reimbursement by the Portfolio in future years if such reimbursement can be achieved within the foregoing annual expense limits. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 1998. Absent such fee waivers/expense reimbursements, the Advisory Fees and Total Operating Expenses for the Select 20 Portfolio would be 0.85% and 3.36%.

Example

An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period.

                                                      1 Year            3 Years
                                                      ------            -------

         Select 20 Portfolio                          $12               $38

The example is based upon Total Operating Expenses for the Portfolio, as set forth in the "Annual Operating Expenses" table above, and reflects the fee waiver/expense reimbursement arrangement in effect. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VA CONTRACTS OR VLI POLICIES. SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE PARTICIPATING INSURANCE FUND SEPARATE ACCOUNT. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio. See "The Adviser," and "The Administrator."

                              FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended December 31, 1997, has been audited by Coopers & Lybrand L.L.P., the Company's independent accountants. The Company's audited financial statements are incorporated by reference into the Company's Statement of Additional Information under "Financial Information." The following table should be read in conjunction with the Company's financial statements and notes thereto. Additional information about the Portfolio's performance is contained in the Company's Annual Report, which may be obtained (without charge) by calling 1-800-347-9256.



For a Share Outstanding Throughout the Period

====================================================================================================================================
                  Net Asset      Net        Realized and    Distributions   Distributions     Net Asset     Total       Net Assets
                    Value     Investment     Unrealized        from Net     from Capital      Value End    Return**       End of
                  Beginning     Income        Gains or        Investment        Gains         of Period                   Period
                  of Period     (Loss)        Losses on         Income
                                             Securities
------------------------------------------------------------------------------------------------------------------------------------

PBHG Select 20 Portfolio(1)
------------------------------------------------------------------------------------------------------------------------------------
                   $10.00        ---            $0.03            ---            ---             $10.03      0.30%       $7,616,691
====================================================================================================================================

====================================================================================================================================
                           Ratio of        Ratio of Net      Ratio of Expenses       Ratio of Net         Portfolio       Average
                          Expenses to     Income (Loss)       to Average Net       Income (Loss) to     Turnover Rate    Commission
                          Average Net     to Average Net     Assets (Excluding       Average Net                            Rate
                            Assets            Assets             Waivers)         Assets (Excluding
                                                                                       Waivers)
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select 20 Portfolio(1)
------------------------------------------------------------------------------------------------------------------------------------
                            1.20%*            0.51%*              3.36%*               (1.65)%*             18.53%        $0.0561
====================================================================================================================================

*    Annualized.

**   Not Annualized.


(1) The PBHG Select 20 Portfolio commenced operations on September 26, 1997. Amounts designated as "---" above are either $0 or have been rounded to $0.



         The accompanying notes are integral part of the financial statements.

                       INVESTMENT OBJECTIVES AND POLICIES

Select 20 Portfolio

The Select 20 Portfolio, a non-diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign equity securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stocks that are convertible into common stocks. The Portfolio may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four highest rating categories). The Adviser will consider the diversity of industries in choosing investments for the Portfolio.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of a limited number (i.e., no more than 20 issuers) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Portfolio focuses on equity securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified.

While it has no present intention to do so, the Portfolio reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Company. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.


                   GENERAL INVESTMENT POLICIES AND STRATEGIES

Investment Process:  Select 20 Portfolio

The Adviser's investment process in managing the assets of the Select 20 Portfolio is both quantitative and fundamental, and is focused on quality earnings growth. In seeking to identify investment opportunities for the Portfolio, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for the Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios for the Portfolio that possess strong growth characteristics. The Adviser tries to keep the Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolio maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Portfolio Turnover

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rate for the Portfolio will not exceed 300%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition, high rates of portfolio turnover may adversely affect the Portfolio's status as a "regulated investment company" ("RIC") under Section 851 of the Internal Revenue Code of 1986, as amended ("Code").


Temporary Defensive Positions

Under normal market conditions, the Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information.

                                  RISK FACTORS

Foreign Securities

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Foreign securities held by the Portfolio may be traded, and net asset value may be significantly affected, at times when investors have no access to the Company.

Futures Contracts

The primary risks associated with the use of futures contracts for hedging purposes are: (i) imperfect correlations between the change in market value of the securities held by a Portfolio and the prices of futures contracts purchased or sold by a Portfolio; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position, which could have an adverse impact on a Portfolio's ability to execute futures and options strategies; and (iii) the possible failure to correctly predict movements in the direction of the market. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract.

For additional information regarding risks and permitted investments for the Portfolio, see "Glossary of Permitted Investments" and the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

The investment objectives of the Portfolio, the investment limitations set forth below and certain investment limitations contained in the Statement of Additional Information are fundamental policies of the Portfolio. The Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio, as a fundamental policy, may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies and instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in securities of such issuer. This restriction applies to 50% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or for emergency purposes and then only in an amount not exceeding 10% of the value of the Portfolio's total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.

                            PURCHASES AND REDEMPTIONS

Individual investors may not purchase or redeem shares of the Portfolio directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy.

Purchases. All investments in the Portfolio are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of the Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolio during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners or VLI Policy owners would be permitted to continue to authorize investments in the Portfolio.

Redemptions. Shares of the Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Company or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company. Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

                                 NET ASSET VALUE

The Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the most recent bid price. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Company, if any, are valued at their fair value as determined in good faith by the Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.

                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Taxes

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus.

The Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolio may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolio are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner or VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

The Clinton Administration's fiscal year 1999 budget proposal would treat a redemption of shares of the Portfolio by VA Contracts and VLI Policies as a taxable transaction, and it can be expected that similar proposals may be introduced in Congress in the near future. The Company cannot predict what proposals, if any, might be enacted or whether such proposals, if enacted, would apply retroactively to shares of the Portfolio that are issued and outstanding as of the date of enactment.

Internal Revenue Service Requirements

The Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the Statement of Additional Information for more specific information.

Dividends and Distributions

The Portfolio will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of the Portfolio unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Company for federal income tax purposes.

                             PERFORMANCE ADVERTISING

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of the Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing the Portfolio's performance to that of other mutual funds.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. The Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Performance of Other Mutual Funds Managed by the Adviser

The Select 20 Portfolio is newly organized. The Portfolio does not yet have its own performance record. However, the Portfolio has the same investment objectives and follows substantially the same investment strategies as one series, the PBHG Large Cap 20 Fund, of The PBHG Funds, Inc. (the "PBHG Funds"), a mutual fund ("public fund") whose shares are currently sold to the public and managed by the Adviser. The performance of this corresponding fund may be relevant to an investor in the Portfolio. The section that follows sets forth the performance of the Portfolio and its corresponding PBHG Fund.

Investors should not consider the performance data of the series of the public fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the PBHG Funds' corresponding series, AND NOT THOSE TO BE PAID BY THE PORTFOLIO. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Select 20 Portfolio and its corresponding PBHG Fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings.

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


The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Select 20 Portfolio to calculate its own performance.

Select 20 Portfolio. The Select 20 Portfolio has investment objectives, policies and strategies that are substantially similar to those of the PBHG Large Cap 20 Fund, a series of The PBHG Funds, Inc. The Select 20 Portfolio has been in operation since September 26, 1997. The total return for the Portfolio from inception through March 31, 1998 was 19.70%. The PBHG Large Cap 20 Fund has been in operation since December 2, 1996. The total return for the PBHG Large Cap 20 Fund for the one year period ended March 31, 1998 was 72.76%, and the average annual total return from inception through March 31, 1998 was 42.21%.


                               GENERAL INFORMATION

The Company

PBHG Insurance Series Fund, Inc. is an open-end management investment company which was incorporated in Maryland in 1997. All consideration received by the Company for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Company reserves the right to create and issue shares of additional series.

The Portfolio pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Adviser

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to over $16 billion in assets. In addition to advising the Portfolio, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to the Portfolio under an investment advisory agreement with the Company (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the investment program of the Portfolio, subject to the supervision of, and policies established by, the Board of Directors of the Company.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Select 20 Portfolio's average daily net assets. The advisory fees paid by the Portfolio are higher than

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

those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.


Expense Limitation Agreement

In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement through December 31, 1998 with the Company with respect to the Portfolio (the "Expense Limitation Agreement"), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to not more than 1.20% of the average daily net assets of the Portfolio. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the Total Operating Expense percentages described above.

The Portfolio Managers

The Select 20 Portfolio is managed by James D. McCall. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First Maryland Bank Corporation (May 1992 to November 1994) and a portfolio manager with Provident Mutual Management, Inc. prior to that time. Mr. McCall manages another series of the Company and also manages three series of The PBHG Funds, Inc. and has done so since their inception.


The Administrator and The Sub-Administrator

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Company. The principal place of business of the Administrator is 825 Duportail Road, Wayne, Pennsylvania 19087.

SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Investments Company ("SEI") and an affiliate of the Company's distributor, assists the Administrator in providing administrative services to the Company. For acting in this capacity, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Company, The PBHG Funds, Inc., and PBHG Advisor Funds, Inc. calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

The Transfer Agent and Shareholder Servicing Agents

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement with the Company. PBHG Fund Services serves as shareholder servicing agent of the Company. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, provides services to the Company pursuant to a sub-shareholder servicing agreement between PBHG Fund Services and UAM SSC.

From time to time, the Company may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company. These services may include, among other things, sub-accounting services, answering inquiries relating to the Company, delivering, on behalf of the Company, proxy statements, annual reports, updated Prospectuses, other communications regarding the Company, and related services as the Company or the beneficial owners may reasonably request.

The Distributor

SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Road, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, provides the Company with distribution services.

Directors of the Company

The management and affairs of the Company are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described above, certain companies provide essential management services to the Company.

Voting Rights

Each share held entitles the shareholder of record to one vote. Shareholders of the Portfolio will vote on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, as well as other matters affecting the Portfolio. Shareholders of the Select 20 Portfolio will vote together with shareholders of other of the Company's Portfolios in matters affecting the Company generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Company is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Company and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Company. In the event that such a meeting is requested, the Company will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

Conflicts of Interest

The Portfolio offers its shares to VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other. Due to differences of tax treatment and other considerations, the interests of VA Contract and VLI Policy owners participating in the Portfolio may conflict. The Board will monitor the Portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts to withdraw its investments in the Portfolio. As a result, the Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolio to any VA Contract or VLI Policy or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.

Reporting

The Company issues unaudited financial information semi-annually, and audited financial statements annually for the Portfolio. The Company also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Year 2000 Compliance

There is general concern throughout the industry that a number of computer systems and software packages in use today may not be able to recognize the Year 2000 or accurately process information after December 31, 1999. The Company is actively working with the Adviser, the Sub-Adviser and the Company's other service providers, including but not limited to, the Administrator, Sub-Administrator, Distributor, Transfer Agent and shareholder servicing agents to identify potential problems and develop plans reasonably designed to address these potential problems before the Year 2000. While there can be no absolute assurance that all service providers will be fully Year 2000-compliant or that non-compliant systems or software will have no impact at all, the Company believes that these steps will be successful in identifying and minimizing any negative impact associated with Year 2000 processing problems. Furthermore, the Company does not currently anticipate that there will be any material cost to the Company or any Portfolio as a result of this project.

Counsel and Independent Accountants

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Company. Coopers & Lybrand, L.L.P. serves as the independent accountants of the Company.

Custodian

First Union National Bank (successor to CoreStates Bank, N.A.) ("Custodian"), 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the custodian for the Company. The Custodian holds cash, securities and other assets of the Company as required by the 1940 Act.

Miscellaneous

As of March 31, 1998, Fidelity Investments Life Insurance Co. owned of record more than 25% of the shares of the Select 20 Portfolio and may be deemed to be a controlling person of the Portfolio. The Company believes that most of these shares are held by the record owners for their fiduciary, agency or custodial clients.

                        GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for certain of the
Portfolio:

American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Bankers' Acceptance -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

Convertible Securities -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Derivatives -- Derivatives are securities that derive their value from other securities. The following, among others, are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of

Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

Equity Securities -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

Forward Foreign Currency Contracts -- Foreign currency exchange transactions may be used to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Portfolio's portfolio securities are or may be denominated. Such transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward foreign currency contracts when it determines that the best interests of a Portfolio will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Generally, a Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If a Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

Forward contracts may substantially change the Company's investment exposure to changes in currency exchange rates, and could result in losses to the Company if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Company by selling that currency in exchange for dollars, the Company would be unable to participate in the currency's appreciation. Similarly, if the Adviser increases the Company's exposure to a foreign currency, and that currency's value declines, the Company will realize a loss.

Futures Contracts -- Futures contracts are derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, securities index or currency at a specified future time and price. A Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

Illiquid Securities -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

Receipts -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Repurchase Agreements -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser and Sub-Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Portfolio may invest in restricted securities that the Adviser or Sub-Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Company. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Company may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolio.

Time Deposit -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Agency Obligations -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. Government Securities -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Warrants -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.


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